Exhibit 10.40(a)

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

AMENDMENT No. 1 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 1 to Letter Agreement DCT-015/2004, dated as of July 8, 2004 (“Amendment No. 1”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline, Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”).  This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 1 sets forth additional agreements between Embraer and Buyer relative to certification and Mutual Support in Schedule 5 to the Letter Agreement.

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 1 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 1 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 1 shall control.

WHEREAS, in connection with the Parties’ agreements with respect to certification and Mutual Support, the Parties have now agreed to amend the Letter Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.                [*]

1.1.                              In connection with the assignments to Chautauqua pursuant to Article 14.2A of the Purchase Agreement, Buyer and Chautauqua have [*] assigned to [*].

1.2.                              Embraer shall [*] by [*] or by such other date as is otherwise agreed to between Buyer and Embraer.

1.3.                              Until the date on which [*], all Aircraft shall [*], and Buyer shall [*]. All Aircraft that are [*] shall be [*].

1.4.                              Promptly after [*], Embraer shall [*].  Buyer shall [*] and in accordance with [*].  Embraer’s [*] shall be [*] in accordance with [*].

* Confidential

2.                 Schedule 5 Revisions

2.1.                              The Section entitled “Borrower/Buyer” in Schedule 5 shall be amended by deleting the last sentence and replacing replaced by the following:

 “Notwithstanding anything to the contrary in Article 14 of the Purchase Agreement, other than the specific assignment to Chautauqua Airlines, Inc. and Republic Airline Inc. specified in Article 14.2A thereof, Buyer shall [*] pursuant to this Financing Term Sheet.”

2.2.                              The section entitled [*] in Schedule 5 shall be [*].

2.3.                              A new section entitled [*] shall be added to Schedule 5 as follows:

“[*]	[*]

3.              Miscellaneous: All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 1 shall remain valid in full force and effect without any change.

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Amendment No. 1 to Letter Agreement DCT-015/2004

* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Letter Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.		Republic Airline Inc.

By	/s/ Antonio Luiz Pizano Manso	By	/s/ Bryan Bedford
Name:	Antonio Luiz Pizano Manso	Name:	Bryan Bedford
Title:	Executive Vice-President Corporate & CFO	Title:	President

By	/s/ Flavio Rimoli	Date:
Name:	Flavio Rimoli	Place:
Title:	Sr. Vice President Airline Market

Date:
Place:

Witness:		Witness:	/s/ Lars-Erik Arnell

Name:		Name:	Lars-Erik Arnell